                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      23
                NOTES TO FINANCIAL STATEMENTS      28
               REPORT OF INDEPENDENT AUDITORS      32
                   DIVIDEND REINVESTMENT PLAN      33



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
                 RESULTS OF SHAREHOLDER VOTES      36

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

------------------------------
NYSE Ticker Symbol - VOT
------------------------------

                                                  MARKET(1)    NAV(2)
--------------------------------------------------------------------------
One-year total return                               20.07%      14.16%
--------------------------------------------------------------------------
Five-year average annual total return                9.22%       7.08%
--------------------------------------------------------------------------
Life-of-Trust average annual total return            4.95%       5.64%
--------------------------------------------------------------------------
Commencement date                                              6/25/93
--------------------------------------------------------------------------
Distribution rate as a % of closing common
share price(3)                                                   6.06%
--------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                    9.95%
--------------------------------------------------------------------------
Net asset value                                                 $14.91
--------------------------------------------------------------------------
Closing common share price                                    $13.3600
--------------------------------------------------------------------------
One-year high common share price (10/08/01)                   $13.6800
--------------------------------------------------------------------------
One-year low common share price (11/30/00)                    $11.3125
--------------------------------------------------------------------------
Preferred share (Series A) rate(5)                              1.970%
--------------------------------------------------------------------------
Preferred share (Series B) rate(5)                              1.950%
--------------------------------------------------------------------------
Preferred share (Series C) rate(5)                              1.950%
--------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of October 31, 2001
- AAA/Aaa............  64.4%   [PIE CHART]
- AA/Aa..............  13.1%
- A/A................  16.1%
- BBB/Baa............   5.3%
- BB/Ba..............   0.3%
- Non-Rated..........   0.8%
As of October 31, 2000
- AAA/Aaa............  63.3%   [PIE CHART]
- AA/Aa..............  14.4%
- A/A................  14.7%
- BBB/Baa............   6.6%
- B/B................   0.3%
- Non-Rated..........   0.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/ Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                           0.0650
12/00                                                                           0.0650
1/01                                                                            0.0650
2/01                                                                            0.0600
3/01                                                                            0.0600
4/01                                                                            0.0600
5/01                                                                            0.0600
6/01                                                                            0.0645
7/01                                                                            0.0645
8/01                                                                            0.0645
9/01                                                                            0.0675
10/01                                                                           0.0675

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
Retail Electric/Gas/Telephone                                              16.70                              12.20
Health Care                                                                15.40                              12.70
Public Education                                                           11.80                               4.00
Water & Sewer                                                              11.10                               5.50
General Purpose                                                             7.70                              11.00

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1993 through October 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/93                                                                      14.7700                            15.0000
                                                                          14.9500                            14.9500
                                                                          15.6900                            14.7500
                                                                          15.4800                            14.0000
                                                                          13.2100                            12.2500
6/94                                                                      13.0900                            12.5000
                                                                          12.7800                            11.1250
                                                                          12.0600                            10.2500
                                                                          13.3200                            11.7500
6/95                                                                      13.1300                            11.1250
                                                                          13.3900                            11.2500
                                                                          14.3000                            11.5000
                                                                          13.5700                            11.5000
6/96                                                                      13.4300                            11.1250
                                                                          13.7500                            11.6250
                                                                          14.0000                            11.5000
                                                                          13.6300                            11.7500
6/97                                                                      14.0600                            12.2500
                                                                          14.4700                            12.8750
                                                                          14.8000                            13.5000
                                                                          14.7800                            13.5000
6/98                                                                      14.6200                            13.6250
                                                                          15.2100                            13.9375
                                                                          15.0300                            14.5000
                                                                          14.8800                            14.1250
6/99                                                                      14.1700                            12.9370
                                                                          13.6500                            11.9375
                                                                          13.0900                            11.6875
                                                                          13.4400                            11.5000
6/00                                                                      13.4000                            11.3125
                                                                          13.6600                            12.0620
                                                                          14.2700                            12.3750
                                                                          14.4600                            12.4800
6/01                                                                      14.2600                            12.6400
                                                                          14.7200                            13.0900
10/01                                                                     14.9100                            13.3600

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [HANEY PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST 12 MONTHS. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds.

This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 20.07 percent based on market price. This reflects an increase in market price from $11.8125 per share on October 31, 2000, to $13.36 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.51 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Our strategies for the period
revolved around maximizing the trust's total return within a disciplined interest rate risk profile, while protecting the trust's dividend when possible. One of our primary methods for doing this was to follow our value-oriented discipline to identify strong credits that offered attractive yield spreads. As interest rates trended lower over the period, we began to seek out higher-yielding credits in sectors that had been broadly out of favor with investors.

    The healthcare sector was a case in point. Hospitals have been under immense pressure to cut their budgets and deal with their financing problems, and their well-publicized difficulties had caused a wave of rating downgrades across the industry. We have long been aware of these difficulties, and have actively managed the trust's exposure by disposing of bonds from issuers that we thought were unlikely to deliver performance. That said, through careful issue selection during the period we were able to identify selected issuers that offered good yields with potential for spread tightening and price appreciation. In fact, healthcare bonds turned out to be one of the best-performing sectors this year, as credit conditions in the healthcare market seemed to have turned up and the general level of demand for higher-yielding municipal bonds increased.

    We pursued a similar strategy in the energy sector, and purchased some lower rated power bonds. This was not part of a general sector strategy, however. In most cases, our rotations into and out of sectors were the result of active relative-value trades of high grade bonds. These bonds were often insured, a structure that de-emphasizes the importance of the bond's sector by reducing its credit risk.

    We also adjusted the trust's maturity structure to take advantage of changing valuations. As bonds reached their price targets, we often sold them out of the portfolio and reinvested the proceeds into premium coupon intermediate bonds. These issues offer the potential double benefit of strong income and the moderate volatility typical of intermediate issues. The bulk of our purchases using this strategy were in the 15-year range.

    These purchases were also generally highly rated, and contributed to a general increase in the trust's credit profile. This increase was also the result of heavy call activity, which led to a general reduction in the trust's allocation to lower-rated, higher-coupon credits as they were called by their issuers. In many cases, these issues' ratings increased dramatically after they were prerefunded. This process entails creating a trust for redeeming the bonds that is funded by Treasuries, which in effect removes issue-specific credit risk and lifts the bonds' credit rating to AAA. Of course, falling interest rates also played a part --as rates declined over the period, the trust's higher-rated credits outperformed and grew to comprise a larger part of the portfolio. In all, the portfolio's exposure to AAA rated bonds rose by 1.1 percent to represent 64.4 percent of long-term investments.

    At the sector level, we trimmed the portfolio's exposure to industrial revenue bonds. This sector's prospects are directly linked to the health of the industrial segment of the U.S. economy. We thought that the problems faced by the economy were sufficiently deep to merit caution, and so we have avoided making any new investments there in order to attempt to protect the trust's assets from economic risk. At the same time, we adjusted the trust's risk profile by selling those holdings we deemed to be most at risk. This led us to sell several bonds from paper and steel-related issuers. Over the period, the trust's exposure to industrial revenue bonds decreased from 9.7 percent to 4.7 percent of long-term holdings.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  96.4%
           ALABAMA  1.8%
$ 1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
           Sys Ser A................................... 5.875%   11/15/24   $  1,019,090
  3,215    Hoover, AL Brd Ed Cap Outlay Tax Antic Wts
           (MBIA Insd)................................. 5.250    02/15/15      3,402,467
  1,000    Valley, AL Spl Care Fac Fin Auth Rev Lanier
           Mem Hosp Ser A.............................. 5.600    11/01/16        906,580
                                                                            ------------
                                                                               5,328,137
                                                                            ------------
           ARIZONA  2.6%
  1,000    Coconino Cnty, AZ Pollutn Ctl Corp Rev
           Pollutn Ctl NV Pwr Co Ser B................. 5.800    11/01/32        937,390
  2,130    Phoenix, AZ Indl Dev Auth Govt Office Lease
           Capital Mall LLC Proj (AMBAC Insd).......... 5.250    09/15/17      2,217,990
  2,455    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (Var
           Rate Cpn) (FSA Insd)........................ 7.250    07/15/10      2,549,788
  1,750    Scottsdale, AZ Indl Dev Auth Hosp Rev
           Scottsdale Hlthcare (a)..................... 5.800    12/01/31      1,758,995
                                                                            ------------
                                                                               7,464,163
                                                                            ------------
           CALIFORNIA  11.1%
  7,195    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impt Proj C (FSA Insd).......   *      09/01/21      2,594,733
  1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
           Proj Ser C (FSA Insd)....................... 6.000    09/01/16      1,541,215
  4,600    California St Pub Wks Brd Lease Rev Var Univ
           CA Proj A Rfdg.............................. 5.500    06/01/10      5,176,978

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 5,905    California St Pub Wks Brd Lease Rev Var Univ
           CA Proj A Rfdg.............................. 5.500%   06/01/14   $  6,664,619
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/18      2,101,750
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Sr Lien Ser A (Prerefunded @ 01/01/07)...... 6.500    01/01/32      2,348,840
 11,500    Los Angeles, CA Dept Wtr & Pwr Elec Plant
           Rev Crossover Rfdg (FGIC Insd).............. 5.375    09/01/23     11,742,305
                                                                            ------------
                                                                              32,170,440
                                                                            ------------
           COLORADO  4.3%
  1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj Ser B (Prerefunded @ 08/31/05)
           (Var Rate Cpn).............................. 7.000    08/31/26      1,175,950
  7,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj Ser C (Prerefunded @ 08/31/05)...   *      08/31/26      1,389,000
    485    Aspen, CO Ser A............................. 5.125    12/01/17        498,090
  1,250    Colorado Hlth Fac Auth Rev Hosp Portercare
           Adventist Hlth.............................. 6.500    11/15/31      1,329,850
  2,650    Denver, CO City & Cnty Arpt Rev Ser B....... 7.250    11/15/05      2,795,326
    895    Denver, CO City & Cnty Arpt Rev Ser B....... 7.250    11/15/07        944,082
    105    Denver, CO City & Cnty Arpt Rev Ser B
           (Prerefunded @ 11/15/02).................... 7.250    11/15/07        112,498
  1,500    Denver, CO City & Cnty Arpt Rev Ser D....... 7.750    11/15/13      1,876,695
  3,915    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser
           B (MBIA Insd)...............................   *      09/01/13      2,290,941
                                                                            ------------
                                                                              12,412,432
                                                                            ------------
           CONNECTICUT  0.9%
  2,535    Connecticut St Dev Auth Pkg Fac Hartford
           Hosp Rev (Var Rate Cpn) (MBIA Insd)......... 6.875    10/01/06      2,592,595
                                                                            ------------

           FLORIDA  3.8%
  2,750    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMBAC
           Insd)....................................... 5.250    10/01/26      2,769,195
    980    Florida Hsg Fin Agy Single Family Mtg Ser A
           Rfdg (GNMA Collateralized).................. 6.550    07/01/14      1,047,992
  2,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
           Ctl Rev Tampa Elec Proj Rfdg................ 8.000    05/01/22      2,104,380

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,460    Pinellas Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev Multi Cnty Ser A (GNMA
           Collateralized)............................. 6.650%   08/01/21   $  1,536,796
  3,750    Tampa Bay Wtr FL Util Sys Rev Ser A (FGIC
           Insd)....................................... 4.750    10/01/27      3,609,750
                                                                            ------------
                                                                              11,068,113
                                                                            ------------
           GEORGIA  0.6%
  1,500    Atlanta, GA Wtr & Wastewtr Rev Ser A (FGIC
           Insd)....................................... 5.500    11/01/22      1,647,420
                                                                            ------------

           ILLINOIS  10.3%
  3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
           Insd).......................................   *      01/01/32        713,100
  4,000    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
           (FGIC Insd).................................   *      12/01/23      1,237,720
  4,760    Chicago, IL Brd Ed Ser A (MBIA Insd)........ 5.500    12/01/28      4,971,392
  3,365    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd)......................   *      01/01/17      1,442,542
  2,500    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.000    01/01/31      2,467,700
  2,885    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized)....................... 7.000    09/01/27      3,236,278
    620    Chicago, IL Single Family Mtg Rev Ser B
           (GNMA Collateralized)....................... 7.625    09/01/27        711,301
  2,540    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
           Apprec (FGIC Insd)..........................   *      12/01/15      1,291,615
  4,500    Cook Cnty, IL Ser A (FGIC Insd)............. 5.500    11/15/31      4,691,475
  1,000    Illinois Dev Fin Auth Rev Cmnty Rehab
           Providers Fac Ser A......................... 7.375    07/01/25      1,031,500
  2,000    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
           Sys Ser A................................... 6.125    07/01/31      2,009,640
  4,305    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
           Rfdg (b).................................... 6.000    11/15/10      4,504,106
  1,300    Peoria, Moline & Freeport, IL Coll Mtg Ser A
           (GNMA Collateralized)....................... 7.600    04/01/27      1,436,552
                                                                            ------------
                                                                              29,744,921
                                                                            ------------
           INDIANA  4.6%
  4,000    East Chicago, IN Elementary Sch Bldg Corp
           First Mtg Ser A............................. 6.250    07/05/08      4,484,040
  3,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
           Regl Hosp Rfdg (FSA Insd)................... 7.000    08/15/15      3,721,560

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           INDIANA (CONTINUED)
$ 2,980    Indiana Hlth Fac Fin Auth Hosp Rev Methodist
           Hosp Inc.................................... 5.500%   09/15/31   $  2,971,537
  2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
           (Var Rate Cpn).............................. 5.950    12/01/29      2,052,780
                                                                            ------------
                                                                              13,229,917
                                                                            ------------
           KANSAS  0.7%
  1,895    Riley Cnty, KS Uni Sch Dist Rfdg (MBIA
           Insd)....................................... 5.000    11/01/12      2,034,567
                                                                            ------------

           KENTUCKY  1.3%
  4,025    Louisville & Jefferson Cnty, KY Metro Swr
           Dist Swr & Drain Sys Ser A (FGIC Insd)...... 4.750    05/15/28      3,837,032
                                                                            ------------

           LOUISIANA  1.7%
  2,000    New Orleans, LA Rfdg (FGIC Insd)............ 5.500    12/01/21      2,177,720
  2,800    Saint Charles Parish, LA Solid Waste Disp
           Rev LA Pwr & Lt Co Proj (FSA Insd).......... 7.050    04/01/22      2,866,108
                                                                            ------------
                                                                               5,043,828
                                                                            ------------
           MAINE  0.2%
    465    Maine St Hsg Auth Mtg Purp Ser C2........... 6.875    11/15/23        488,548
                                                                            ------------

           MARYLAND  0.3%
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A................. 5.750    06/01/29        997,880
                                                                            ------------

           MASSACHUSETTS  1.4%
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev
           Saint Mem Med Ctr Ser A..................... 6.000    10/01/23        870,600
  3,065    Massachusetts St Hsg Fin Agy Hsg Rev Insd
           Rental Ser A Rfdg (AMBAC Insd).............. 6.600    07/01/14      3,233,330
                                                                            ------------
                                                                               4,103,930
                                                                            ------------
           MICHIGAN  3.4%
  1,000    Battle Creek, MI Downtown Dev Auth Tax
           Increment Rev (Prerefunded @ 05/01/04)...... 7.600    05/01/16      1,138,100
  1,000    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Ctr.................... 5.250    05/15/26        836,990
  1,500    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Hsg Orion Four Ser A (Var Rate
           Cpn)........................................ 6.250    08/01/39      1,541,190
  1,500    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Ser A Rfdg (GNMA
           Collateralized)............................. 6.600    04/01/30      1,578,480

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MICHIGAN (CONTINUED)
$ 2,500    Michigan St Strategic Fd Ltd Oblig Rev
           Detroit Edison Poll Ctl B Rfdg.............. 5.650%   09/01/29   $  2,540,700
  2,300    Wayne Charter Cnty, MI Arpt Rev Detroit
           Metro Wayne Cnty Ser A (MBIA Insd).......... 5.000    12/01/28      2,241,603
                                                                            ------------
                                                                               9,877,063
                                                                            ------------
           MISSISSIPPI  2.3%
  2,000    Mississippi Business Fin Corp MS Pollutn Ctl
           Rev Sys Energy Res Inc Proj Rfdg............ 5.900    05/01/22      1,988,240
  3,000    Mississippi Dev Bank Spl Oblig Cap Proj &
           Equip Prog Ser A (AMBAC Insd)............... 5.000    07/01/31      3,015,090
  1,550    Mississippi Dev Bank Spl Oblig Madison Cnty
           Hosp Proj................................... 6.400    07/01/29      1,689,934
                                                                            ------------
                                                                               6,693,264
                                                                            ------------
           MISSOURI  1.3%
  1,000    Lees Summit, MO Wtr & Swr Rev Rfdg (AMBAC
           Insd) (a)................................... 5.250    07/01/12      1,068,570
  1,500    Saint Louis Cnty, MO Mtg Rev Ctfs Rcpt Ser H
           (Escrowed to Maturity) (GNMA
           Collateralized)............................. 5.400    07/01/18      1,599,675
  1,000    Springfield, MO Pub Util Rev Lease Pur
           (AMBAC Insd)................................ 5.000    12/01/17      1,018,930
                                                                            ------------
                                                                               3,687,175
                                                                            ------------
           NEVADA  1.5%
  2,970    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg (AMBAC Insd)..................... 7.200    10/01/22      3,153,427
  1,000    Washoe Cnty, NV Wtr Fac Rev Var Sierra Pac
           Pwr Co Rfdg (Var Rate Cpn).................. 5.750    03/01/36      1,025,530
                                                                            ------------
                                                                               4,178,957
                                                                            ------------
           NEW JERSEY  4.8%
  1,795    Gloucester Twp, NJ Rfdg (FGIC Insd)......... 5.000    02/01/12      1,916,719
  1,895    Gloucester Twp, NJ Rfdg (FGIC Insd)......... 5.000    02/01/13      2,007,108
  2,005    Gloucester Twp, NJ Rfdg (FGIC Insd)......... 5.000    02/01/14      2,106,453
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Gen
           Hosp Ctr at Passaic (Escrowed to Maturity)
           (FSA Insd).................................. 6.000    07/01/06      1,126,210

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$ 4,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
           Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
           Insd)....................................... 5.450%   02/01/32   $  4,074,720
  2,500    Secaucus, NJ Muni Util Auth Swr Rev Ser A
           Rfdg........................................ 6.000    12/01/08      2,715,650
                                                                            ------------
                                                                              13,946,860
                                                                            ------------
           NEW YORK  7.6%
  2,500    New York City Ser A......................... 7.000    08/01/04      2,759,475
  3,950    New York City Ser A1........................ 6.375    08/01/10      4,375,138
  1,050    New York City Ser A1 (Prerefunded @
           08/01/05)................................... 6.375    08/01/10      1,203,279
  2,000    New York City Ser B1 (Prerefunded @
           08/15/04) (MBIA Insd)....................... 6.950    08/15/12      2,270,200
  1,800    New York City Ser E Rfdg.................... 6.600    08/01/03      1,921,248
  1,000    New York St Dorm Auth Rev City Univ Third
           Gen Res Ser 2 (Prerefunded @ 07/01/04) (MBIA
           Insd)....................................... 6.250    07/01/19      1,102,790
  2,500    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)................... 4.750    08/01/27      2,339,800
  1,520    New York St Dorm Auth Rev Insd John T Mather
           Mem Hosp (Connie Lee Insd).................. 6.500    07/01/09      1,777,974
    835    New York St Energy Res & Dev Auth St Svc
           Contract Rev................................ 5.400    04/01/04        885,868
    500    New York St Energy Res & Dev Auth St Svc
           Contract Rev................................ 5.500    04/01/05        539,195
    500    New York St Energy Res & Dev Auth St Svc
           Contract Rev................................ 5.500    04/01/06        545,385
  2,000    New York St Urban Dev Corp Rev Correctional
           Fac Ser A Rfdg.............................. 5.500    01/01/16      2,119,540
                                                                            ------------
                                                                              21,839,892
                                                                            ------------
           OHIO  2.0%
  1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj........................................ 7.500    01/01/30      1,086,660
  1,000    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
           Sys Ser B Rfdg (MBIA Insd).................. 5.250    06/01/08      1,056,650
  1,040    Lorain Cnty, OH Hosp Rev EMH Regl Med Ctr
           Rfdg (AMBAC Insd)........................... 7.750    11/01/13      1,236,186
  1,000    Rocky River, OH City Sch Dist............... 5.375    12/01/17      1,082,020
  1,065    Strongsville, OH............................ 6.700    12/01/11      1,246,252
                                                                            ------------
                                                                               5,707,768
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           OKLAHOMA  1.6%
$ 1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
           (AMBAC Insd)................................ 6.250%   11/01/22   $  1,122,940
  2,960    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
           Ctr Proj Rfdg (Escrowed to Maturity) (Connie
           Lee Insd)................................... 6.250    06/01/07      3,378,337
                                                                            ------------
                                                                               4,501,277
                                                                            ------------
           OREGON  0.7%
  2,035    Oregon St Vets Welfare Ser 76A.............. 6.050    10/01/28      2,142,265
                                                                            ------------

           PENNSYLVANIA  5.6%
  1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
           Partners Proj Rfdg (LOC: Paribas)........... 6.650    05/01/10      1,069,550
  5,780    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
           Insd).......................................   *      09/01/20      2,182,008
  1,500    Pennsylvania Econ Dev Fin Auth Res Recovery
           Rev Colver Proj Ser D....................... 7.050    12/01/10      1,572,090
  1,650    Pennsylvania Hsg Fin Agy Single Family Ser
           56A (FHA/VA Gtd)............................ 6.150    10/01/27      1,729,645
  7,500    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
           (FSA Insd).................................. 6.250    07/01/08      8,093,475
  1,315    State Pub Sch Bldg Auth PA Sch Rev
           Burgettstown Sch Dist Ser D (Prerefunded @
           02/01/05) (MBIA Insd)....................... 6.450    02/01/10      1,461,097
                                                                            ------------
                                                                              16,107,865
                                                                            ------------
           SOUTH CAROLINA  1.5%
  4,235    Lexington, SC Wtr & Swr Rev Comb Ser A Rfdg
           & Impt (MBIA Insd).......................... 5.000    04/01/32      4,218,399
                                                                            ------------

           SOUTH DAKOTA  0.5%
  1,375    Deadwood, SD Ctfs Partn (ACA Insd).......... 6.375    11/01/20      1,482,910
                                                                            ------------

           TENNESSEE  1.5%
  2,500    Harpeth Vly Utils Dist TN Davidson &
           Williamson Cntys Rev (MBIA Insd)............ 5.250    09/01/17      2,679,700
  1,300    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           First Mtg Ser A Rfdg (MBIA Insd)............ 7.500    07/01/25      1,626,885
    100    Tennessee Hsg Dev Agy Mtg Fin Ser A......... 7.125    07/01/26        104,759
                                                                            ------------
                                                                               4,411,344
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TEXAS  4.7%
$ 2,335    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd)... 6.250%   09/01/14   $  2,700,918
  2,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Hermann Hosp Proj (Prerefunded @ 10/01/04)
           (MBIA Insd)................................. 6.375    10/01/24      2,229,540
  4,000    Houston, TX Wtr & Swr Sys Rev Ser A Rfdg
           (FSA Insd).................................. 5.000    12/01/28      3,955,920
  1,000    Mesquite, TX Hlth Fac Dev Christian Care
           Retirement Fac Ser A........................ 7.625    02/15/28      1,043,390
  1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj......................... 7.250    01/01/31      1,572,375
  2,000    Texas St Wtr Fin Assistance................. 5.500    08/01/35      2,073,960
                                                                            ------------
                                                                              13,576,103
                                                                            ------------
           UTAH  0.2%
    610    Utah St Hsg Fin Agy Single Family Mtg Sr
           Issue Ser B-2 (FHA/VA Gtd).................. 6.500    07/01/15        640,707
                                                                            ------------

           VIRGINIA  2.4%
  2,000    Fairfax Cnty, VA Ctfs Partn................. 5.300    04/15/23      2,012,820
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj (Prerefunded
           @ 08/01/05)................................. 6.500    08/01/10      1,719,435
  2,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...... 6.900    03/01/19      2,212,920
  1,000    Virginia St Hsg Dev Auth Multi-Family Ser E
           Rfdg........................................ 5.900    11/01/17      1,030,730
                                                                            ------------
                                                                               6,975,905
                                                                            ------------
           WASHINGTON  2.2%
  1,000    Quinault Indian Nation, WA Quinault Beach
           Ser A Rfdg & Impt (ACA Insd)................ 5.800    12/01/15      1,052,410
  4,000    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
           Insd)....................................... 5.500    01/01/11      4,451,560
  1,000    Washington St Higher Ed Fac Auth Rev Gonzaga
           Univ Proj Rfdg (MBIA Insd).................. 4.750    04/01/22        963,860
                                                                            ------------
                                                                               6,467,830
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           WEST VIRGINIA  2.2%
$   500    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev West PA Pwr Co Ser C (AMBAC Insd).. 6.750%   08/01/24   $    555,435
  3,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      3,131,520
  2,215    West Virginia St Wtr Dev Auth Wtr Dev Rev Ln
           Pgm II Ser A (Prerefunded @ 11/01/04) (FSA
           Insd)....................................... 6.750    11/01/33      2,522,752
                                                                            ------------
                                                                               6,209,707
                                                                            ------------
           WISCONSIN  1.5%
  1,500    Wisconsin Hsg & Econ Dev Auth Home Ownership
           Rev Ser F................................... 5.250    07/01/29      1,469,865
  2,490    Wisconsin St Hlth & Ed Fac Auth Rev Bellin
           Mem Hosp (AMBAC Insd)....................... 6.625    02/15/08      2,840,567
                                                                            ------------
                                                                               4,310,432
                                                                            ------------
           PUERTO RICO  3.3%
  8,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
           Ser Y Rfdg (Var Rate Cpn) (FSA Insd)........ 6.250    07/01/21      9,643,200
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  96.4%
  (Cost $258,258,292)....................................................    278,782,846
SHORT-TERM INVESTMENTS  0.5%
  (Cost $1,400,000)......................................................      1,400,000
                                                                            ------------

TOTAL INVESTMENTS  96.9%
  (Cost $259,658,292)....................................................    280,182,846
OTHER ASSETS IN EXCESS OF LIABILITIES  3.1%..............................      8,987,878
                                                                            ------------

NET ASSETS  100.0%.......................................................   $289,170,724
                                                                            ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Asset segregated as collateral for when-issued or delayed delivery purchase commitments.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $259,658,292).......................  $280,182,846
Cash........................................................        29,612
Receivables:
  Investments Sold..........................................    10,378,188
  Interest..................................................     4,351,778
Other.......................................................         2,587
                                                              ------------
    Total Assets............................................   294,945,011
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,262,831
  Investment Advisory Fee...................................       146,868
  Administrative Fee........................................        48,958
  Income Distributions--Common and Preferred Shares.........        40,180
  Affiliates................................................        11,710
Trustees' Deferred Compensation and Retirement Plans........       138,322
Accrued Expenses............................................       125,418
                                                              ------------
    Total Liabilities.......................................     5,774,287
                                                              ------------
NET ASSETS..................................................  $289,170,724
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 4,600 issued with liquidation preference of
  $25,000 per share)........................................  $115,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................       116,813
Paid in Surplus.............................................   172,387,137
Net Unrealized Appreciation.................................    20,524,554
Accumulated Undistributed Net Investment Income.............     1,025,077
Accumulated Net Realized Loss...............................   (19,882,857)
                                                              ------------
    Net Assets Applicable to Common Shares..................   174,170,724
                                                              ------------
NET ASSETS..................................................  $289,170,724
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($174,170,724 divided by
  11,681,272 shares outstanding)............................  $      14.91
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................  $15,795,918
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,772,272
Administrative Fee..........................................      565,491
Preferred Share Maintenance.................................      326,216
Legal.......................................................       30,819
Trustees' Fees and Related Expenses.........................       29,178
Custody.....................................................       17,676
Other.......................................................      204,301
                                                              -----------
    Total Expenses..........................................    2,945,953
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,849,965
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,999,026
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   11,449,838
  End of the Period.........................................   20,524,554
                                                              -----------
Net Unrealized Appreciation During the Period...............    9,074,716
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $13,073,742
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $25,923,707
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 30, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 12,849,965        $ 13,156,545
Net Realized Gain/Loss..............................      3,999,026            (374,118)
Net Unrealized Appreciation During the Period.......      9,074,716           6,674,956
                                                       ------------        ------------
Change in Net Assets from Operations................     25,923,707          19,457,383
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (8,918,316)         (9,110,972)
  Preferred Shares..................................     (3,662,766)         (4,615,615)
                                                       ------------        ------------
Total Distributions.................................    (12,581,082)        (13,726,587)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     13,342,625           5,730,796
NET ASSETS:
Beginning of the Period.............................    275,828,099         270,097,303
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,025,077
  and $756,194, respectively).......................   $289,170,724        $275,828,099
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      -------------------------------
                                                       2001        2000        1999
                                                      -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........  $ 13.77    $  13.28    $  15.08
                                                      -------    --------    --------
  Net Investment Income.............................     1.10        1.13        1.12
  Net Realized and Unrealized Gain/Loss.............     1.11         .54       (1.82)
                                                      -------    --------    --------
Total from Investment Operations....................     2.21        1.67        (.70)
                                                      -------    --------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................      .76         .78         .78
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................      .31         .40         .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................      -0-         -0-         -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................      -0-         -0-         -0-
                                                      -------    --------    --------
Total Distributions.................................     1.07        1.18        1.10
                                                      -------    --------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $ 14.91    $  13.77    $  13.28
                                                      =======    ========    ========
Market Price Per Share at End of the Period.........  $ 13.36    $11.8125    $11.5625
Total Investment Return at Market Price (b).........   20.07%       9.19%     -12.84%
Total Return at Net Asset Value (c).................   14.16%       9.91%      -7.06%
Net Assets at End of the Period (In millions).......  $ 289.2    $  275.8    $  270.1
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)..............................    1.76%       1.85%       1.79%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    7.66%       8.44%       7.68%
Portfolio Turnover..................................      45%         22%         25%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..............................    1.04%       1.06%       1.06%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)...................    5.48%       5.48%       5.50%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................    4,600       4,600       4,600
Asset Coverage Per Preferred Share (f)..............  $62,863    $ 59,963    $ 58,717
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $25,000    $ 25,000    $ 25,000
Average Market Value Per Preferred Share............  $25,000    $ 25,000    $ 25,000

 * Non-Annualized

(a) Net Asset Value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                               See Notes to Financial Statements

                                                           JUNE 25, 1993
                                                           (COMMENCEMENT
                                                           OF INVESTMENT
YEAR ENDED OCTOBER 31,                                     OPERATIONS) TO
--------------------------------------------------------    OCTOBER 31,
      1998       1997       1996       1995       1994          1993
-------------------------------------------------------------------------
    $  14.51   $  13.88   $  13.72   $  12.20   $  15.58      $  14.77
    --------   --------   --------   --------   --------      --------
        1.12       1.13       1.14       1.15       1.11           .31
         .57        .60        .12       1.55      (3.28)          .71
    --------   --------   --------   --------   --------      --------
        1.69       1.73       1.26       2.70      (2.17)         1.02
    --------   --------   --------   --------   --------      --------
         .78        .75        .75        .80        .90           .15
         .34        .35        .35        .38        .25           .06
         -0-        -0-        -0-        -0-        .05           -0-
         -0-        -0-        -0-        -0-        .01           -0-
    --------   --------   --------   --------   --------      --------
        1.12       1.10       1.10       1.18       1.21           .21
    --------   --------   --------   --------   --------      --------
    $  15.08   $  14.51   $  13.88   $  13.72   $  12.20      $  15.58
    ========   ========   ========   ========   ========      ========
    $14.0625   $12.6875   $ 11.625   $ 11.375   $  10.50      $  15.00
      17.23%     16.02%      8.98%     16.07%    -24.59%         1.01%*
       9.50%     10.24%      6.82%     19.54%    -16.14%         4.87%*
    $  291.1   $  284.5   $  277.1   $  275.2   $  257.5      $  297.0
       1.79%      1.83%      1.90%      1.94%      1.82%         1.59%
       7.54%      8.04%      8.31%      8.85%      7.95%         5.75%
         13%        23%        37%        58%       115%           55%*
       1.08%      1.08%      1.10%      1.10%      1.06%         1.11%
       5.20%      5.56%      5.77%      5.88%      6.11%         4.76%
       2,300      2,300      2,300      2,300      2,300         2,300
    $126,569   $123,694   $120,481   $119,666   $111,967      $129,150
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $188,754.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $19,881,996 which will expire between October 31, 2002 and October 31, 2008. Of this amount, $4,543,683 will expire on October 31, 2002. Net realized gains or losses may differ for financial reporting and tax purposes as a result of deferral of losses related to wash sale transactions.

    At October 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $259,659,153; the aggregate gross unrealized appreciation is $20,712,708 and the aggregate gross unrealized depreciation is $189,015, resulting in net unrealized appreciation on long- and short-term investments of $20,523,693.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $9,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $43,000 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At October 31, 2001, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $124,964,341 and $135,070,015, respectively.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

4. PREFERRED SHARES

As of October 31, 2001,the Trust has outstanding 4,600 Auction Preferred Shares ("APS") in three series. Series A and B each contain 1,600 shares while Series C contains 1,400 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days through an auction process. The average rate in effect on October 31, 2001 was 1.957%. During the year ended October 31, 2001, the rates ranged from 1.548% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Municipal Opportunity Trust II

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Opportunity Trust II (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Opportunity Trust II as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustee by the common shareholders of the Trust:

                                                                   # OF SHARES
                                                              ----------------------
                                                               IN FAVOR     WITHHELD
------------------------------------------------------------------------------------
Wayne W. Whalen.............................................  10,968,785    158,545

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                              ----------------------
                                                               IN FAVOR     WITHHELD
------------------------------------------------------------------------------------
Rod Dammeyer................................................       3,815         --

The other trustees whose terms did not expire in 2001 were David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III and Hugo F. Sonnenschein.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VOT ANR 12/01                                                  Member NASD/SIPC.
                                                                4577L01-AS-12/01